SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): April 9, 1997



                                LOTTOWORLD, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)


             0-25624                                    65-0399794
      (Commission File No.)                  (IRS Employer Identification No.)


  Suite 200, 2150 Goodlette Road, Naples, Florida          34102
     (Address of Principal Executive Offices)            (Zip Code)


                                 (941) 643-1677
              (Registrant's Telephone Number, Including Area Code)















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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On April 9, 1997, LottoWorld, Inc. (The "Registrant"), Affiliated Services, Inc., ("Affiliated") and Amber Capital, Inc. ("Amber") entered into a Common Stock Exchange Agreement and Amendment thereto (the "Agreement") and consummated the transaction contemplated thereby (the "Exchange"). Pursuant to the Agreement, Affiliated and Amber will deliver to the Registrant 4,000,000 common shares, $.001 par value per share, of Sound Money Investors, Inc. ("SMI")(the "SMI shares") in exchange for 516,102 shares of common stock, par value $.001 per share, of the Registrant (the "Common Stock"). The number of shares being determined by dividing $500,000 by the closing "bid" price of both SMI and the Registrant's common stock.

      The aggregate of 516,102 shares of the Common Stock owned by Affiliated and Amber represent approximately 7.30% of the Common Stock issued and outstanding.

      As a result of the Exchange.  The  Registrant  current owns  approximately
17.70%of the outstanding SMI shares. SMI, a Nevada corporation, is engaged in the business of providing direct mail advertising services, conducting seminars and conferences, and publishing magazines for customers throughout the United States and Canada.

      The description contained herein of the Exchange is qualified in its entirety by reference to the Agreement, dated as of April 9, 1997, by and among the Registrant, Affiliated and Amber which is attached hereto as Exhibits 2 and
2.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements

      As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7 (a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after April 9, 1997.

      (b)   Pro-forma Financial Information

      As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro-forma financial information required by this Item 7(b). In accordance with Item 7 (b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after April 9, 1997.

      (c)   Exhibits

Number                                                                      Page
------                                                                      ----

2     Exchange Agreement among and between  LottoWorld,  Inc.,  Affiliated
      Services, Inc. and Amber Capital, Inc. dated as of April 9, 1997        4

2.1 Amendment to the Exchange Agreement among and between LottoWorld, Inc., Affiliated Services, Inc. and Amber Capital, Inc. dated April
      11, 1997                                                               14
                                       -2-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOTTOWORLD, INC.

                                    By: s/ Stuart Dubow
                                        ------------------
                                        Stuart Dubow
                                        Chief Financial Officer and
                                        Senior Vice President


Date:   April 17, 1997

































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